                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in amendment no. 3 to the Registration Statement on Form S-4 of our report dated February 2, 2001 relating to the consolidated financial statements, which appears in Exelixis, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       /s/ PricewaterhouseCoopers LLP


San Jose, California
December 27, 2001